Prospectus Supplement	August 1, 2008
PUTNAM VT CAPITAL APPRECIATION FUND Prospectus dated April 30, 2008

The section Who oversees and manages the funds? is supplemented to reflect that the members of the U.S. Core and U.S. Small-and Mid-Cap Core Teams primarily responsible for the day-today management of the fund’s portfolio are now James Wiess and Gerard Sullivan (Portfolio Leaders) and Joseph Joseph (Portfolio Member). Robert Brookby will join the team as a Portfolio Member in September 2008.

Positions held by Messrs. Wiess and Joseph over the past five years are set forth in the prospectus.

Mr. Sullivan joined the portfolio team for the fund in July 2008. Since July 1, 2008, he has been employed by Putnam Management as a Senior Portfolio Manager. From 2000 to 2008, he was employed by American Century Investments as a lead Portfolio Manager.

Mr. Brookby will join the portfolio team for the fund in September 2008. Starting September 3, 2008, he will be employed by Putnam Management as a Portfolio Manager. From 2000 to 2008, he was employed by American Century Investments as a Portfolio Manager.

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